UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 11, 2022

KOHL’S CORPORATION

(Exact name of registrant as specified in its charter)

Wisconsin	001-11084	39-1630919
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
N56 W17000 Ridgewood Drive Menomonee Falls, Wisconsin	53051
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  (262) 703-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value	KSS	New York Stock Exchange
Preferred Stock Purchase Rights		New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.02.   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed in the Current Report on Form 8-K filed by Kohl’s Corporation (the “Company”), dated November 10, 2022, the Company’s independent Chair, Frank Sica, retired effective as of the Company’s 2022 annual meeting of shareholders held on May 11, 2022 (the “Annual Meeting”).

Item 5.07.   Submission of Matters to a Vote of Security Holders.

(a)

At the Annual Meeting, the matters described below were submitted to a vote of security holders.

As of the close of business on March 7, 2022, the record date for the Annual Meeting, 128,680,557 shares of the Company’s common stock, $0.01 par value (“Common Stock”), were outstanding and entitled to vote.

Set forth below are the proposals voted upon at the Annual Meeting, and the final voting results tabulated by First Coast Results, the independent inspector of election (the “Inspector of Election”) for the Annual Meeting. Based on the final results from the Inspector of Election, at least 108,607,716 shares of Common Stock were voted in person or by proxy at the Annual Meeting, representing more than 84.4% of the shares entitled to be voted. Under the corporate law of Wisconsin, where the Company is incorporated, abstentions and broker non-votes are counted as present for purposes of determining whether there is a quorum.

(b)

The final voting results for the proposals presented at the Annual Meeting are as follows:

Proposal 1 – Election of Directors

The results of the voting on this proposal are as follows:

CompanyBroker Non-

Nominees   For      Withhold      Votes

Michael J. Bender 67,889,8552,207,5170

Peter Boneparth 61,328,2122,215,4280

Yael Cosset 67,950,0492,147,3230

Christine Day 67,946,0122,151,3600

H. Charles Floyd 67,953,0632,144,3090

Michelle Gass 72,377,0172,149,5000

Margaret L. Jenkins 72,358,4542,168,0630

Thomas A. Kingsbury 72,304,2242,222,2930

Robbin Mitchell 67,887,3782,209,9940

Jonas Prising67,741,6772,355,6950

John E. Schlifske61,321,3502,222,2900

Adrianne Shapira67,854,9502,242,4220

Stephanie A. Streeter 67,760,3072,337,0650

MacellumBroker Non-

Nominees   For      Withhold      Votes

George R. Brokaw 10,549,69927,962,6520

Jonathan Duskin 10,691,80527,820,5460

Francis Ken Duane 10,587,64227,924,7090

Pamela J. Edwards 44,907,951158,1320

Stacy Hawkins 10,544,38527,967,9660

Jeffrey A. Kantor 43,322,8971,743,1860

Perry M. Mandarino 10,548,79927,963,5520

Cynthia S. Murray 10,640,62327,871,7280

Kenneth D. Seipel10,550,30327,962,0480

Craig M. Young 10,548,70327,963,6480

Accordingly, each of the Company’s nominees for director were elected at the Annual Meeting.

Proposal 2 – Advisory Vote on the Compensation of the Company’s named executive officers

The results of the voting on this proposal are as follows:

Broker

   For      Against   Abstain  Non-Votes

82,962,49622,759,3872,887,8280

Proposal 3 – Ratification of Independent Auditors

The results of the voting on this proposal are as follows:

Broker

   For      Against   Abstain  Non-Votes

98,887,3448,125,1031,597,2690

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 13, 2022	KOHL'S CORPORATION

	By:	/s/ Jason J. Kelroy
Jason J. Kelroy
Senior Executive Vice President,
General Counsel and Corporate Secretary